   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1995


                                                SECURITIES ACT FILE NO. 33-47875
                                        INVESTMENT COMPANY ACT FILE NO. 811-6669
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/


                        PRE-EFFECTIVE AMENDMENT NO. / /


                         POST-EFFECTIVE AMENDMENT NO. 4 / /

                                     AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                              AMENDMENT NO. 5 /X/
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   800 SCUDDERS MILL ROAD
                   PLAINSBORO, NEW JERSEY                                 08536
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

   PHILIP L. KIRSTEIN, ESQ.
      MERRILL LYNCH ASSET               COUNSEL FOR THE FUND:
          MANAGEMENT                        BROWN & WOOD
         P.O. BOX 9011                 ONE WORLD TRADE CENTER
     PRINCETON, NEW JERSEY          NEW YORK, NEW YORK 10048-0557
           08543-9011              ATTENTION: THOMAS R. SMITH, JR.

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


                      /X/ immediately upon filing pursuant to paragraph (b)


                      / / on (date) pursuant to paragraph (b)


                      / / 60 days after filing pursuant to paragraph (a)(1)


                      / / on (date) pursuant to paragraph (a)(1)


                      / / 75 days after filing pursuant to paragraph (a)(2), or


                      / / on (date) pursuant to paragraph (a)(2) of Rule 485.


            IF APPROPRIATE, CHECK THE FOLLOWING BOX:

          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULES FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 24, 1995.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                             LOCATION
-------------                                              ---------------------------------------
PART A
  Item 1.       Cover Page...............................  Cover Page
  Item 2.       Synopsis.................................  Not Applicable
  Item 3.       Condensed Financial Information..........  Financial Highlights
  Item 4.       General Description of Registrant........  Investment Objective and Policies;
                                                             Additional Information
  Item 5.       Management of the Fund...................  Fee Table; Management of the Fund;
                                                           Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance............................  Not Applicable
  Item 6.       Capital Stock and Other Securities.......  Cover Page; Purchase of Shares;
                                                           Additional Information
  Item 7.       Purchase of Securities Being Offered.....  Cover Page; Fee Table; Purchase of
                                                           Shares; Merrill Lynch Select Pricing(SM)
                                                             System; Shareholder Services;
                                                             Additional Information; Inside Back
                                                             Cover Page
  Item 8.       Redemption or Repurchase.................  Merrill Lynch Select Pricing(SM) System;
                                                             Purchase of Shares; Redemption of
                                                             Shares
  Item 9.       Pending Legal Proceedings................  Not Applicable
PART B
  Item 10.      Cover Page...............................  Cover Page
  Item 11.      Table of Contents........................  Back Cover Page
  Item 12.      General Information and History..........  Not Applicable
  Item 13.      Investment Objectives and Policies.......  Investment Objective and Policies
  Item 14.      Management of the Fund...................  Management of the Fund
  Item 15.      Control Persons and Principal Holders of
                  Securities.............................  Management of the Fund
  Item 16.      Investment Advisory and Other Services...  Management of the Fund; Purchase of
                                                             Shares; General Information
  Item 17.      Brokerage Allocation and Other
                  Practices..............................  Portfolio Transactions and Brokerage
  Item 18.      Capital Stock and Other Securities.......  General Information--Description of
                                                           Shares
  Item 19.      Purchase, Redemption and Pricing of
                  Securities Being Offered...............  Purchase of Shares; Redemption of
                                                           Shares; Determination of Net Asset
                                                             Value; Shareholder Services
  Item 20.      Tax Status...............................  Additional Information--Dividends and
                                                             Distributions; Additional
                                                             Information--Taxes
  Item 21.      Underwriters.............................  Purchase of Shares
  Item 22.      Calculation of Performance Data..........  Performance Data
  Item 23.      Financial Statements.....................  Statement of Assets and Liabilities

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

DECEMBER 21, 1995


                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


    Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is a mutual fund seeking to provide shareholders with long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. There can be no assurance that the Fund's investment objective will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 9.

                            ------------------------


    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.


    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated December 21, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference in to this Prospectus.

                            ------------------------
                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                      CLASS A(A)             CLASS B(B)             CLASS C       CLASS D
                                                      -----------      -----------------------    ------------    -------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on Purchases (as a
      percentage of offering price)................      5.25%(c)               None                  None         5.25%(c)
    Sales Charge Imposed on Dividend
      Reinvestments................................     None                    None                  None         None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)................       None(d)       4.0% during the first     1.0% for one      None(d)
                                                                        year, decreasing 1.0%         year
                                                                       annually thereafter to
                                                                        0.0% after the fourth
                                                                                year
    Exchange Fee...................................     None                    None                  None         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
    Investment Advisory Fees(e)....................      0.65%                  0.65%                0.65%         0.65%
    12b-1 Fees(f):
      Account Maintenance Fees.....................     None                    0.25%                0.25%         0.25%
      Distribution Fees............................     None                    0.75%                0.75%         None
                                                                           (Class B shares
                                                                         convert to Class D
                                                                        shares automatically
                                                                         after approximately
                                                                        eight years and cease
                                                                          being subject to
                                                                         distribution fees)
    Other Expenses(g):
        Custodial Fees.............................      0.01%                  0.01%                0.01%         0.01%
        Shareholder Servicing Costs(h).............      0.23%                  0.27%                0.26%         0.22%
        Other......................................      0.57%                  0.55%                0.52%         0.52%
                                                      --------                  -----                -----        ------
            Total Other Expenses...................      0.81%                  0.83%                0.79%         0.75%
                                                      --------                  -----                -----        ------
    TOTAL FUND OPERATING EXPENSES..................      1.46%                  2.48%                2.44%         1.65%
                                                      --------                  -----                -----        ------
                                                      --------                  -----                -----        ------


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 17.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 19.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 17.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.


(e) See "Management of the Fund--Management and Advisory Arrangements"--page 14.


(f) See "Purchase of Shares--Distribution Plans" page 23.


(g) Other expenses for Class A and Class B shares is stated for the period October 21, 1994 (commencement of operations) to August 31, 1995 and is stated for Class C and Class D shares for the year ended August 31, 1995.


(h) See "Management of the Fund--Transfer Agency Services"--page 15.

EXAMPLE:


                                                           CUMULATIVE EXPENSES PAID FOR THE PERIOD
                                                                             OF:
                                                           ----------------------------------------
                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $52.50 initial sales
  charge (Class A and Class D shares only) and assuming
  (1) the Total Fund Operating Expenses for each class
  set forth above, (2) a 5% annual return throughout the
  periods and (3) redemption at the end of the period:
     Class A............................................    $ 67      $  96      $ 128       $218
     Class B............................................    $ 65      $  97      $ 132       $263*
     Class C............................................    $ 35      $  76      $ 130       $278
     Class D............................................    $ 68      $ 102      $ 137       $238
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  the period:
     Class A............................................    $ 67      $  96      $ 128       $218
     Class B............................................    $ 25      $  77      $ 132       $263*
     Class C............................................    $ 25      $  76      $ 130       $278
     Class D............................................    $ 68      $ 102      $ 137       $238


---------------
* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".


                     MERRILL LYNCH SELECT PRICINGSM SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by MLAM or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM which use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".



     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".


     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


==================================================================================================================
                                                       ACCOUNT
                                                     MAINTENANCE     DISTRIBUTION
CLASS              SALES CHARGE(1)                       FEE             FEE               CONVERSION FEATURE
------------------------------------------------------------------------------------------------------------------
  A     Maximum 5.25% initial sales charge(2)(3)         No              No                       No
------------------------------------------------------------------------------------------------------------------
  B     CDSC for a period of up to 4 years, at                                        B shares convert to D shares
         a rate of 4.0% during the first year,                                            automatically after
         decreasing 1.0% annually to 0.0%               0.25%           0.75%         approximately eight years(4)
------------------------------------------------------------------------------------------------------------------
  C     1.0% CDSC for year                              0.25%           0.75%                     No
------------------------------------------------------------------------------------------------------------------
  D     Maximum 5.25% initial sales charge(3)           0.25%            No                       No
==================================================================================================================

                                                  (Footnotes on following page)

(Footnotes for preceding page)
---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.


(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes the Manager, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.


Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".



     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing System that the investor believes is most beneficial under his or her particular circumstances.



     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP, independent auditors. Financial statements for the fiscal year ended August 31, 1995, and the independent auditors' report thereon are included in the Statement of Additional Information. Class A shares of the Fund outstanding as of October 21, 1994 were redesignated Class D shares on such date, and the Fund commenced offering shares of a new Class A having different characteristics. In addition, Class B shares of the Fund outstanding as of October 21, 1994 were redesignated Class C shares on such date, and the Fund commenced offering shares of a new Class B having different characteristics. As a result, financial information is presented for new Class A and new Class B shares only for the period October 21, 1994 (commencement of the offering of those shares) to August 31, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



                                               CLASS A       CLASS B                          CLASS C(1)
                                             -----------   ------------    ------------------------------------------------
                                                                                                                 FOR THE
                                                                              FOR THE YEAR ENDED                 PERIOD
                                                   FOR THE PERIOD                 AUGUST 31,                 DEC. 24, 1992+
                                                   OCT. 21, 1994+          -------------------------           TO AUG. 31,
                                                 TO AUG. 31, 1995++          1995++        1994++                1993++
                                             --------------------------    -----------   -----------         ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  9.99       $   9.85        $  9.96       $  9.86               $ 10.00
                                             -----------       ------      -----------   -----------         --------------
   Investment income (loss)--net...........         --           (.09)          (.09)         (.05)                 (.05)
   Realized and unrealized gain (loss)
     on investments--net...................       1.98           1.95           1.84           .15                  (.09)
                                             -----------       ------      -----------   -----------         --------------
Total from investment operations...........       1.98           1.86           1.75           .10                  (.14)
                                             -----------       ------      -----------   -----------         --------------
Less distributions from realized gain
  on investments--net......................       (.31)          (.31)          (.31)           --                    --
                                             -----------       ------      -----------   -----------         --------------
Net asset value, end of period.............    $ 11.66       $  11.40        $ 11.40       $  9.96               $  9.86
                                             ==========    ==========      ===========   ===========         ==============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........      20.55%#        19.60%#        18.28%         1.01%                (1.40)%#
                                             ==========    ==========      ===========   ===========         ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance
  and distribution fees....................       1.46%*         1.48%*         1.44%         1.35%                 1.79%*
                                             ==========    ==========      ===========   ===========         ==============
Expenses...................................       1.46%*         2.48%*         2.44%         2.35%                 2.79%*
                                             ==========    ==========      ===========   ===========         ==============
Investment income (loss)--net..............        .02%*         (.95)%*        (.88)%        (.52)%                (.83)%*
                                             ==========    ==========      ===========   ===========         ==============
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............................    $21,288       $ 63,748        $44,220       $47,263               $45,736
                                             ==========    ==========      ===========   ===========         ==============
Portfolio turnover.........................      80.41%         80.41%         80.41%       112.68%                64.09%
                                             ==========    ==========      ===========   ===========         ==============


                                                                                CLASS D(2)
                                                                -------------------------------------------
                                                                                                FOR THE
                                                                   FOR THE YEAR ENDED           PERIOD
                                                                       AUGUST 31,           DEC. 24, 1992+
                                                                -------------------------     TO AUG. 31,
                                                                  1995++        1994++          1993++
                                                                -----------   -----------   ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................    $ 10.09       $  9.91         $ 10.00
                                                                -----------   -----------   --------------
   Investment income (loss)--net..............................       (.01)          .03              --
   Realized and unrealized gain
     (loss) on investments--net...............................       1.87           .15            (.09)
                                                                -----------   -----------   --------------
Total from investment operations..............................       1.86           .18            (.09)
                                                                -----------   -----------   --------------
Less distributions from realized
  gain on investments--net....................................       (.31)           --              --
                                                                -----------   -----------   --------------
Net asset value, end of period................................    $ 11.64       $ 10.09         $  9.91
                                                                ===========   ===========   ==============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............................      19.15%         1.82%           (.90)%#
                                                                ===========   ===========   ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance
  and distribution fees.......................................       1.40%         1.33%           1.78%*
                                                                ===========   ===========   ==============
Expenses......................................................       1.65%         1.58%           2.03%*
                                                                ===========   ===========   ==============
Investment income (loss)--net.................................       (.10)%         .31%           (.04)%*
                                                                ===========   ===========   ==============
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...............................................    $13,231       $ 8,623         $ 6,930
                                                                ===========   ===========   ==============
Portfolio turnover............................................      80.41%       112.68%          64.09%
                                                                ===========   ===========   ==============


---------------

(1) Prior to October 21, 1994, the Class C shares for which information is presented here were designated Class B shares.


(2) Prior to October 21, 1994, the Class D shares for which information is presented here were designated Class A shares.


 +Commencement of Operations.


++Based on average number of shares outstanding during the period.


 * Annualized.


**Total investment returns exclude the effects of sales loads.


 #Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund set forth in the first sentence of this paragraph is a fundamental policy of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below.


     The Fund will give particular emphasis to companies which possess above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Management of the Fund believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuations. Emphasis also will be given to companies having medium to large stock market capitalizations ($500 million or more). Investment in companies with lower market capitalizations, especially those under $1 billion, may involve special risks including limited product lines, market or financial resources or a limited management group. In addition, many smaller company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements or more sensitive to market fluctuations, than stocks of larger companies.


     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock, and the Fund will maintain at least 65% of its total assets invested in equity securities except during defensive periods. The Fund reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities rated investment grade by a nationally recognized statistical rating organization, Government and money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     The Fund may invest up to 10% of its total assets in equity securities of foreign issuers with the foregoing characteristics. (Purchases of American Depositary Receipts ("ADRs"), however, will not be subject to this restriction.) Investments in securities of foreign entities and securities denominated in foreign currencies entail risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions. In addition, foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, sometimes resulting in delays in settlement which could have an adverse effect on the Fund, including on its performance. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities.

     The Fund may invest in the securities of foreign issuers in the form of ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets.

OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Strategies Involving Options and Futures. The Fund does not presently intend to engage to any significant degree in options or futures transactions. However, the Fund is authorized to engage in various portfolio strategies to hedge its portfolio against adverse movements in the equity markets, interest rates and exchange rates between currencies.

     The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described in more detail in the Appendix attached to this Prospectus. Although certain risks are involved in options and futures transactions (as discussed in "Risk Factors in Options and Futures Transactions" in the Appendix to this Prospectus), Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate.

     THERE CAN BE NO ASSURANCE THAT THE FUND'S HEDGING TRANSACTIONS WILL BE EFFECTIVE. FURTHERMORE, THE FUND WILL ONLY ENGAGE IN HEDGING ACTIVITIES FROM TIME TO TIME AND MAY NOT NECESSARILY BE ENGAGING IN HEDGING ACTIVITIES WHEN MOVEMENTS IN THE EQUITY MARKETS, INTEREST RATES OR CURRENCY EXCHANGE RATES OCCUR. Reference is made to the Appendix to this Prospectus and to the Statement of Additional Information for further information concerning these strategies.

     Portfolio Transactions. In executing portfolio transactions, the Fund seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Fund may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, services required to be performed by the Manager and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Fund--Management and Advisory Arrangements". In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"), the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch.


     Portfolio Turnover. While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 150% under normal conditions, it is impossible to predict portfolio turnover rates. For the fiscal years ended August 31, 1994 and August 31, 1995 the portfolio turnover rate was 112.68% and 80.41%, respectively. Higher portfolio turnover involves tax consequences for investors and correspondingly greater transaction costs in the form of the dealer spreads and brokerage commissions, which are borne directly by the Fund. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


     Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, although it will limit such investments to 10% of its net assets to the extent required by state law. Pursuant to that restriction, the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 15% (or 10%) of its net assets, taken at market value, would be invested in such securities. Although not a fundamental policy, the Fund will include over-the-counter ("OTC") options and the securities underlying such options (to the extent provided under "Portfolio Strategies Involving Options and Futures--Restrictions on OTC Options" in the Appendix herein) in calculating the amount of its total assets subject to the limitation on illiquid securities. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions regarding OTC options.

     However, the Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933 (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors, however, will retain oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate insulated from market fluctuations during such period although it may be affected by currency fluctuations.

The prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. As a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be collateralized loans, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. Repurchase agreements maturing in more than seven days are deemed illiquid by the Commission and are therefore subject to the Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's net assets.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e. negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or high grade, liquid debt securities having a market value at all times at least equal to the amount of the forward commitment.

INVESTMENT RESTRICTIONS


     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental restriction, the Fund may not borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. As a non-fundamental policy, the Fund will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid.



                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL*--President of the Manager and FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; and Director of the Distributor.



     JOE GRILLS--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"). Member of CIEBA's Executive Committee; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company and LaSalle Street Fund.


     WALTER MINTZ--Special Limited Partner of Cumberland Associates (investment partnership).

     MELVIN R. SEIDEN--President of Silbanc Properties, Ltd. (real estate, investments and consulting).


     STEPHEN B. SWENSRUD--Principal of Fernwood Associates (financial consultants).



     HARRY WOOLF**--Member of the editorial board of Interdisciplinary Science Reviews; Director, Alex. Brown Mutual Funds, Advanced Technology Laboratories, Family Health International and SpaceLabs Medical (medical equipment manufacturing and marketing).

---------------
 * Interested person, as defined in the Investment Company Act, of the Fund.

** Mr. Woolf is retiring from the Board of Directors as of December 31, 1995 pursuant to the Fund's retirement policy.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, which is owned and controlled by ML&Co., a financial services holding company, acts as the manager to the Fund and provides the Fund with management and investment advisory services. The Manager, or an affiliate of the Manager, FAM, acts as the investment adviser for more than 125 other registered investment companies. The Manager or FAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of November 30, 1995, the Manager and FAM had a total of approximately $194.2 billion in investment company and other portfolio assets under management.



     The agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.



     The Manager provides the portfolio managers for the Fund, who considers analyses from various sources, makes the necessary decisions, and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement. The Manager has access to the total securities research and economic facilities of Merrill Lynch.



     The Fund pays the Manager a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. For the fiscal year ended August 31, 1995, the management fee paid by the Fund to the Manager aggregated $560,426 (based on average net assets of approximately $92.0 million). At August 31, 1995, the Fund's net assets were approximately $142.5 million. At this asset level the annual management fee would aggregate approximately $926,164.


     The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the management fee, legal and audit fees, registration fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information.


     Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended August 31, 1995, the Fund paid the Manager $72,042 for such accounting services. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the annualized ratio of total expenses to average net assets was 1.46% and 2.48% for Class A and Class B shares, respectively. For the fiscal year ended August 31, 1995, the ratio of total expenses to average net assets was 2.44% and 1.65% for Class C and Class D shares, respectively.


     Lawrence R. Fuller is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fuller is a Vice President of the Fund and has been a Vice President of the Manager or its predecessors since 1992. From 1984 to 1992, Mr. Fuller served as a Senior Vice President and Director of Benefit Capital Management.

CODE OF ETHICS



     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (formerly known as Financial Data Services, Inc.) (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $11.00 per Class A or Class D shareholder account, $14.00 per Class B or Class C shareholder account and nominal miscellaneous fees (e.g., account closing fees) and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended August 31, 1995, the Fund paid the Transfer Agent $219,735 pursuant to the Transfer Agency Agreement. At November 30, 1995, the Fund had 6,592 Class A shareholder accounts, 11,854 Class B shareholder accounts, 5,879 Class C shareholder accounts and 1,431 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $336,515 plus miscellaneous and out-of-pocket expenses.



                               PURCHASE OF SHARES



     The Distributor, an affiliate of the Manager, FAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible tor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 except that the minimum initial purchase for retirement plans is $100. The minimum subsequent purchase is $50.00 ($1 for retirement plans).



     The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.



     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing System.

-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                                 ACCOUNT
                                               MAINTENANCE DISTRIBUTION
     CLAS    SALES CHARGE(1)                       FEE         FEE       CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
     A     Maximum 5.25% initial sales                                   No
             charge(2)(3)                           No          No
    -----------------------------------------------------------------------------------------------
     B     CDSC for a period of 4 years, at a
             rate of 4.0% during the first                               B shares convert to D
             year, decreasing 1.0% annually to                           shares
             0.0%                                 0.25%       0.75%      automatically after
                                                                         approximately eight
                                                                         years(4)
    -----------------------------------------------------------------------------------------------
     C     1.0% CDSC for one year                 0.25%       0.75%      No
    -----------------------------------------------------------------------------------------------
     D     Maximum 5.25% initial sales
             charge(3)                            0.25%         No       No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived will be subject to a 1.0% CDSC for one year.


(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below:

                                                   SALES LOAD AS     SALES LOAD AS         DISCOUNT TO
                                                   PERCENTAGE OF     PERCENTAGE* OF      SELECTED DEALERS
                                                     OFFERING        THE NET AMOUNT      AS PERCENTAGE OF
               AMOUNT OF PURCHASE                      PRICE            INVESTED        THE OFFERING PRICE
-------------------------------------------------  -------------     --------------     ------------------
Less than $25,000................................       5.25%             5.54%                5.00%
$25,000 but less than $50,000....................       4.75              4.99                 4.50
$50,000 but less than $100,000...................       4.00              4.17                 3.75
$100,000 but less than $250,000..................       3.00              3.09                 2.75
$250,000 but less than $1,000,000................       2.00              2.04                 1.80
$1,000,000 and over**............................       0.00              0.00                 0.00

---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D share purchases of $1,000,000 or more and on Class A share purchases by certain retirement plan investors in connection with certain investment programs, made on or after October 21, 1994. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A share purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following annual rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and
   0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain 401(k) plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act").



     During the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund sold 2,009,549 Class A shares for aggregate net proceeds to the Fund of $21,624,913. The gross sales charges for the sale of Class A shares of the Fund for that period were $7,234, of which $541 and $6,693 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs relating to the early redemption of Class A shares purchased subject to front-end charge waivers. During the fiscal year ended August 31, 1995, the Fund sold 695,327 Class D shares for aggregate net proceeds of $7,169,960. The gross sales charges for the sale of Class D shares of the Fund for the period were $98,184, of which $6,751 and $91,433 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received CDSCs of $735 with respect to redemptions within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors."



     Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts(SM) available through employers which provide such plans.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.



     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of those funds in shares of the Fund.


     Additional information concerning these reduced initial sales charges, including information regarding investments by Employee Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charge--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at rates set forth below charged as a percentage of the dollar amount subject thereto. The CDSC will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:


                                                                           CLASS B CDSC
                                                                          AS A PERCENTAGE
                              YEAR SINCE PURCHASE                        OF DOLLAR AMOUNT
                                 PAYMENT MADE                            SUBJECT TO CHARGE
        ---------------------------------------------------------------  -----------------
              0-1......................................................         4.00%
              1-2......................................................         3.00
              2-3......................................................         2.00
              3-4......................................................         1.00
              4 and thereafter.........................................         0.00


     For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received CDSCs of $61,480 with respect to redemption of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.


     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.



     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption.

Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

     Contingent Deferred Sales Charge--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     For the year ended August 31, 1995, the Distributor received CDSCs of $10,532 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.



     The Conversion Period also is modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participations in the MFA program.


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund paid the Distributor $295,005 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $34.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended August 31, 1995, the Fund paid the Distributor $409,486 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $40.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended August 31, 1995, the Fund paid the Distributor $23,581 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $9.4 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.



     At November 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $79.1 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $790,710. At November 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $48.5 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $485,426. At November 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $16.0 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $39,910.



     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the Distributor on-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of August 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.



     With respect to Class B shares, as of August 31, 1995, direct cash revenues, for the period since commencement of operations, exceeded direct cash expenses by $255,169 (.40% of Class B net assets at that date). With respect to Class C shares, as of August 31, 1995, direct cash revenues, for the period since commencement of operations, exceeded direct cash expenses by $450,714 (1.02% of Class C net assets at that date).



     With respect to Class B shares, for the period from commencement of operations to December 31, 1994, fully allocated accrual expenses incurred by the Distributor and Merrill Lynch, exceeded fully allocated accrual revenues by $526,000 (3.46% of Class B net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.



     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".


                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption, except for any contingent deferred sales charge which may be applicable. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.



     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.


REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.



     These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund other than any applicable CDSC in the case of Class B shares. Securities firms which do not have selected dealer agreements with the Distributor may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might affect adversely shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

     For a shareholder redeeming through his listed securities dealer other than Merrill Lynch, payment for fractional shares will be made by the Transfer Agent directly to the shareholder and payment for full shares will be made by the securities dealer. A shareholder redeeming through Merrill Lynch will receive payment for both full and fractional shares through Merrill Lynch. Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:



     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders may make additions to their Investment Account any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened, automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission.



     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.


     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.


     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.



     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.



     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.


     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.



     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege also is modified with respect to purchases of Class A and Class D shares by nonretirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.



     Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder whose account is maintained through the Transfer Agent may at any time, by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed or directly deposited on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. A shareholder whose account is maintained through Merrill Lynch may, at any time, by written notification to Merrill Lynch, elect to have both dividends and capital gains distributions paid in cash, rather than reinvested. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.



     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.


     Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) or CBA(R) Automated Investment Program.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE



     Subject to policies established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.



     The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Manager or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, which provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Supplemental investment research received by the Manager may also be used in connection with other management accounts of the Manager and its affiliates. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies that broker-dealer to execute transactions for the Fund.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. Dividends paid by the Fund with respect all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual, annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), the performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., and CDA Investment Technology, Inc. or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. The Fund may also compare historical performance of U.S. equity securities to the performance over the same period of time of other financial instruments issued by domestic issuers in its advertising literature. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. See "Additional Information--Determination of Net Asset Value" below. Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.


     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value" below.


     Certain gains or losses attributable to foreign currency related gains or losses from certain of the Fund's investments may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, reducing each shareholder's tax basis in Fund shares for Federal income tax purposes. For a more detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Taxes" below.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined once daily 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities PricingSM Service ("MLPS") an affiliate of the Manager, to provide certain securities prices for the Fund. During the fiscal year ended August 31, 1995, the Fund did not pay MLPS a fee for such service.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.


TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

     The Fund was incorporated under Maryland law on April 30, 1992. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance fee relating to such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of common stock. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of common stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the distribution of the Class B, Class C, and Class D shares bear certain additional expenses.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                                Merrill Lynch Financial Data Services, Inc.
                                P.O. Box 45289
                                Jacksonville, FL 32232-5289



     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

    MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.--AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT(SM) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
             / / Class A shares          / / Class B shares          / / Class C
shares          / / Class D shares
of Merrill Lynch Fundamental Growth Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ..........................................................       4. ..........................................................

   2. ..........................................................       5. ..........................................................

   3. ..........................................................       6. ..........................................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address......................................................

 .............................................................          Name and Address of Employer.................................
                                              (Zip Code)

Occupation ...................................................         .............................................................

 .............................................................          .............................................................

                      Signature of Owner                                                          Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  / /     Reinvest                             SELECT  / /     Reinvest
                        ONE:   / /      Cash                                 ONE:   / /      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or   / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Fundamental Growth Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ....................... Account Number..............................

Bank Address....................................................................


I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.


Signature of Depositor..........................................................

Signature of Depositor ..................................... Date...............
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.--AUTHORIZATION FORM (PART
                                1)--(CONTINUED)
--------------------------------------------------------------------------------


3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                ---------------------------------------------
               /                                            /
               ---------------------------------------------

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                                                     ..................., 19.......
Dear Sir/Madam:                                                                      Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Fundamental Growth Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

  / / $25,000   / / $50,000   / / $100,000  / / $250,000  / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Fundamental Growth Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Fundamental Growth Fund, Inc. held as security.

By...............................................................  ...............................................................
                   Signature of Owner                                                 Signature of Co-Owner
                                                                             (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................

Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                       Branch Office, Address, Stamp.








This form when completed should be mailed to:

Merrill Lynch Fundamental Growth Fund, Inc.

c/o Merrill Lynch Financial Data Services, Inc.

P.O. Box 45289
Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ................................................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

/ / / /                        / / / / /          ..............................
Branch-Code                    F/C No.            F/C Last Name
/ / / /                       / / / / /
Dealer's Customer Account No.

    MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.--AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLANS ONLY.

--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------
Name of Owner.......................................................................
                                                                                           ------------------------------------
                                                                                                      Social Security No.
                                                                                                or Taxpayer Identification No.
Name of Co-Owner (if any)...........................................................
Address.............................................................................
 ....................................................................................       Account Number...........................
                                                                                           (if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Fundamental Growth Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ................(month), or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): / / $......
or / / ......% of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner
 ..............................................................................
Date............................................................................

Signature of Co-Owner (if any)..................................................


(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


SPECIFY TYPE OF ACCOUNT (CHECK ONE): / / checking / / savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

          ......................................................................

Signature of Depositor
 ..............................................................................
Date............................................................................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.--AUTHORIZATION FORM (PART
                                2)--(CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)


/ / Class A shares  / / Class B shares   / / Class C shares   / / Class D shares

of Merrill Lynch Fundamental Growth Fund, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Fundamental Growth Fund, Inc. as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month beginning


 .................................. or as soon as possible thereafter.

            (month)


I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                    Signature of Depositor

                     .......................................
                             Signature of Depositor
                         (If joint account, both must sign)

    AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY MERRILL LYNCH FINANCIAL DATA
                                 SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .................... State ........ Zip Code...............................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc., I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 .................      .......................................
     Date                    Signature of Depositor

 .................      .......................................
  Bank Account                 Signature of Depositor
    Number               (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED
                   "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    APPENDIX

     The Fund is authorized to engage in various portfolio hedging strategies. These strategies are described in more detail below:

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. The Fund will not write covered put options or covered call options on any stock index if the cash, cash equivalents, liquid debt securities, or other assets used as cover for such options have an aggregate value of greater than 50% of the Fund's net assets.

     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of any offsetting sale of an identical option proper to the expiration of the option it has purchased.

     In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movement in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in securities and financial futures contracts in United States Government and agency securities and corporate debt securities. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of debt securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in OTC options. Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

     Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities, interest rates or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options, futures and currency transactions also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only these OTC options for which the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

                      [This page intentionally left blank]

                                    MANAGER
                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                   CUSTODIAN
                         The Chase Manhattan Bank, N.A.
                           Global Securities Services
                             Chase MetroTech Center
                            Brooklyn, New York 11245

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484
                                Mailing Address:

                                 P.O. Box 45289

                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP

                              202 Carnegie Center


                        Princeton, New Jersey 08543-5321


                                    COUNSEL
                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----
Fee Table.......................................      2
Merrill Lynch Select Pricing(SM) System...........    3
Financial Highlights............................      8
Investment Objective and Policies...............      9
  Other Investment Policies and Practices.......     10
  Investment Restrictions.......................     12
Management of the Fund..........................     13
  Board of Directors............................     13
  Management and Advisory Arrangements..........     14
  Code of Ethics................................     15
  Transfer Agency Services......................     15
Purchase of Shares..............................     15
  Initial Sales Charge Alternatives--
    Class A and Class D Shares..................     17
  Deferred Sales Charge Alternatives--
    Class B and Class C Shares..................     19
  Distribution Plans............................     23
  Limitations on the Payment of Deferred Sales
    Charges.....................................     25
Redemption of Shares............................     25
  Redemption....................................     26
  Repurchase....................................     26
  Reinstatement Privilege--
    Class A and Class D Shares..................     27
Shareholder Services............................     27
Portfolio Transactions and Brokerage............     30
Performance Data................................     30
Additional Information..........................     32
  Dividends and Distributions...................     32
  Determination of Net Asset Value..............     32
  Taxes.........................................     33
  Organization of the Fund......................     35
  Shareholder Inquiries.........................     35
  Shareholder Reports...........................     36
Authorization Form..............................     37
Appendix........................................    A-1
                                      Code # 16463-1295


(ART)

Merrill Lynch
Fundamental
Growth Fund, Inc.

PROSPECTUS


December 21, 1995


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------

     Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is a mutual fund seeking to provide shareholders with long term growth of capital. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------


     The Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated December 21, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                            ------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                            ------------------------


   The date of this Statement of Additional Information is December 21, 1995

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund set forth in the first sentence of this paragraph is a fundamental policy of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below.

     The Fund will give particular emphasis to companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including--but not limited to--above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Management of the Fund believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuations. Emphasis also will be given to companies having medium to large stock market capitalizations ($500 million or more).

     The Fund may invest up to 10% of its total assets in equity securities of foreign issuers with the foregoing characteristics. (Purchases of American Depositary Receipts ("ADRs"), however, are not subject to this restriction.) Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as the United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The ability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     The Fund may invest in the securities of foreign issuers in the form of ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. The Fund will maintain at least 65% of its total assets invested in equity securities except during defensive periods. The Fund reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities, Government and money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion under the caption "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures" in the Prospectus (including the Appendix thereto) for information with respect to various portfolio strategies involving options and futures. The Fund may seek to hedge its portfolio against adverse movements in the equity markets, interest rates and exchange rates between currencies. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions, foreign currency options and futures and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities where movements on the equity markets, interest rates or currency exchange rates occur. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.

     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of the exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put options shall exceed 50% of the Fund's net assets.

     Options referred to herein and in the Fund's Prospectus may be options traded on foreign securities exchanges. An options position may be closed only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "Clearing Corporation") may not, at all times, be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may also enter into over-the-counter options transactions ("OTC options"), which are two party contracts with prices and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

     Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange-traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. Set forth below is further information concerning futures transactions.

     A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940 (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (i.e., cash basis), at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset in whole or part the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the securities and currencies which are the subject of the hedge. If the prices of the options and futures move more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options, futures and currency transactions also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

     Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into options or futures transactions on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and positions limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, on entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In certain circumstances, repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time the Fund also may invest in securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.


     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or high grade, liquid debt securities having a market value at all times at least equal to the amount of the forward commitment.


     Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, although it will limit such investments to 10% of its net assets to the extent required by state law. However, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933 (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors, however, will retain oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.


     Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:



          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.


          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.



          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.


     Under the non-fundamental investment restrictions, the Fund may not:


             a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

             b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

             c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund have otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c). Securities purchased in accordance with Rule 144A under the Securities Act (each a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free or restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities or in securities of issuers described in (e) below.


             d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

             e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


             f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.


             g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

             h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.


             i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.



     Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.



     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (63)--President and Director (1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessor) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of ML&Co. since 1990; Executive Vice President of Merrill Lynch from 1990 to 1995 and Senior Vice President thereof from 1985 to 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     JOE GRILLS (60)--Director (2)--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company; Director, La Salle Street Fund.



     WALTER MINTZ (66)--Director (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.



     MELVIN R. SEIDEN (64)--Director (2)--780 Third Avenue, Suite 2502, New York, New York 10017. President of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.



     STEPHEN B. SWENSRUD (62)--Director (2)--24 Federal Street, Boston, Massachusetts 02110. Principal of Fernwood Associates (financial consultants).

     HARRY WOOLF (72)--Director (2)(3)--The Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Member of the editorial board of Interdisciplinary Science Reviews; Director, Alex. Brown Mutual Funds; Director, Advanced Technology Laboratories, Family Health International and SpaceLabs Medical (medical equipment manufacturing and marketing).



     TERRY K. GLENN (55)--Executive Vice President (1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (62)--Senior Vice President (1)(2)--Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.



     LAWRENCE R. FULLER (54)--Vice President (1)--Vice President of the Manager since 1992; Senior Vice President and Director of Benefit Capital Management from 1984 to 1992.



     GERALD M. RICHARD (46)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Servicers since 1993; Treasurer of the Distributor since 1984 and Vice President since 1981.



     DONALD C. BURKE (35)--Vice President (1)(2)--Vice President and Director of Taxation of the Manager since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.



     MICHAEL J. HENNEWINKEL (43)--Secretary (1)(2)--Vice President of the Manager since 1985; attorney associated with the Manager since 1982.

------------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director or officer of one or more investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.


(3) Mr. Woolf is retiring from the Board of Directors as of December 31, 1995 pursuant to the Fund's retirement policy.



     As of December 1, 1995 the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.



     The Fund pays each Director not affiliated with the Manager a fee of $2,000 per year, plus a fee of $500 for each board meeting attended and out-of-pocket expenses relating to attendance at meetings, and each Audit Committee member an annual fee of $2,000 plus $500 for each Committee meeting attended. Fees and expenses paid to the unaffiliated Directors aggregated $25,420 for the fiscal year ended August 31, 1995.

     The following table sets forth for the fiscal year ended August 31, 1995 compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1994 the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate. FAM ("MLAM/FAM-Advised Funds"), to the non-interested Directors:



                                                                                          AGGREGATE
                                                                      PENSION OR         COMPENSATION
                                                                      RETIREMENT        FROM FUND AND
                                                                   BENEFITS ACCRUED    MLAM/FAM-ADVISED
                                                  COMPENSATION        AS PART OF        FUNDS PAID TO
                   DIRECTOR                       FROM THE FUND      FUND EXPENSE        DIRECTOR(1)
-----------------------------------------------   -------------    -----------------   ----------------
Joe Grills.....................................      $ 5,000             None              $156,150
Walter Mintz...................................      $ 5,000             None              $156,150
Melvin R. Seiden...............................      $ 5,000             None              $156,150
Stephen B. Swensrud............................      $ 5,000             None              $164,150
Harry Woolf....................................      $ 5,000             None              $156,150


---------------


(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM-Advised Funds as follows: Joe Grills (36 funds and portfolios), Walter Mintz (36 funds and portfolios), Melvin R. Seiden (36 funds and portfolios), Stephen B. Swensrud (46 funds and portfolios), and Harry Woolf (36 funds and portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund. For the period December 24, 1992 (commencement of operations) to August 31, 1993 and the fiscal years ended August 31, 1994 and 1995, the total advisory fees paid by the Fund to the Manager aggregated $220,631, $347,874 and $560,426, respectively. For those periods, the Manager made no reimbursement of expenses to the Fund in respect of the applicable expense limitation provisions.


     The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Manager reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. Such reimbursement, if any, will be subtracted from the monthly management fee. The Manager's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment. The Manager has not been required to reimburse the Fund pursuant to such operating expense limitations since the inception of the Fund.


     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML&Co. The Fund pays all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services on a semiannual basis. For the Fund's fiscal period December 24, 1992 (commencement of operations) to August 31, 1993, the amount of such reimbursement was $37,463. For the Fund's fiscal years ended August 31, 1994 and 1995 the amounts of such reimbursement were $21,149 and $72,042, respectively. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans".



     ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its rating securities or their power to exercise a controlling influence over its management or policies.


     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


ALTERNATIVE SALES ARRANGEMENTS



     The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements.

Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".


     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM which use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offerings of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     For the period October 21, 1994 (commencement of operations) to August 31, 1995, the gross sales charge for the sale of Class A shares was $7,234, of which the Distributor received $541 and Merrill Lynch received $6,693 as a selected dealer. During such period, the Distributor received no CDSCs relating to the early redemption of Class A shares purchased subject to front-end sales charge waivers. The gross sales charge for the sale of Class D shares for the fiscal year ended August 31, 1995 was $98,184, of which the Distributor received $6,751 and Merrill Lynch received $91,433 as a selected dealer. During such period, the Distributor received CDSCs of $735 with respect to redemptions within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.



     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organization nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's

Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.



     Closed-End-Fund Investment Option. Class A shares of the Fund and certain other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A or Class D shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and who wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund (formerly known as Merrill Lynch Prime Fund, Inc.) ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund pursuant to a tender offer by Municipal Strategy Fund or by High Income Municipal Bond Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable and to the proceeds of High Income Municipal Bond Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Municipal Bond Fund prospectus) is applicable.



REDUCED INITIAL SALES CHARGE

     Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other MLAM-advised mutual fund. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.



     Letter of Intention. The reduced sales charges are applicable to a purchase aggregating $25,000 or more in Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.





     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value per share plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class D shares of the Fund are being offered at net asset value per share plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.



     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.



     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Sections 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by the Merrill Lynch Blueprint(SM) Program, are offered Class A shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge schedule and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of Merrill Lynch & Co., Inc. and its subsidiaries (the term "subsidiaries", when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by Merrill Lynch & Co., Inc.), and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth information as of August 31, 1995, with respect to the Class B shares and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum, with respect to Class B shares.



                     DATA CALCULATED AS OF AUGUST 31, 1995



                                                    ALLOWABLE                                                   ANNUAL
                                                     INTEREST                    AMOUNT                      DISTRIBUTION
                            ELIGIBLE   AGGREGATE        ON        MAXIMUM      PREVIOUSLY      AGGREGATE    FEES AT CURRENT
                             GROSS       SALES        UNPAID      AMOUNT        PAID TO         UNPAID         NET ASSET
                             SALES      CHARGES     BALANCE(1)    PAYABLE    DISTRIBUTOR(2)     BALANCE        LEVEL(3)
                            -------    ---------    ----------    -------    --------------    ---------    ---------------
CLASS B (IN THOUSANDS)
Under NASD Rule as
  Adopted................   $52,856     $ 3,303        $404       $3,707          $608          $ 3,099          $ 478
Under Distributor's
  Voluntary Waiver.......   $52,856     $ 3,303        $265       $3,568          $608          $ 2,959          $ 478
CLASS C (IN THOUSANDS)
Under NASD Rule as
  Adopted................   $37,068     $ 2,317        $360       $2,677          $608          $ 2,069          $ 332


------------------

(1) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1% as permitted under the NASD Rule.


(2) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus.


(3) Provided to illustrate the extent to which the current level of distribution fee payments (not including any contingent deferred sales charge payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.


                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.


DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while the new Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of the new Class B shares in connection with certain post-retirement withdrawals from an IRA or other retirement plans or on redemptions of Class B shares following the death or disability of the new Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of the new Class B shareholder (including one who owns the new Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the period December 24, 1992 (commencement of operations) to August 31, 1993 and the fiscal year ended August 31, 1994, for original Class B shares, the Distributor received CDSCs of $27,165 and $23,762, respectively. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received CDSCs of $61,480, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. With respect to Class C shares, for the fiscal year ended August 31, 1995, the Distributor received CDSCs of $10,532, all of which was paid to Merrill Lynch.



     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B Investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


     Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC is waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSCs is also waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Retirement Plans.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Transactions" in the Prospectus.


     Subject to policies established by the Board of Directors of the Fund, the Manager is responsible for making the Fund's portfolio decisions and placing the Fund's portfolio transactions. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Fund's Board of Directors, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.



     For the fiscal year ended August 31, 1995, the Fund paid total brokerage commissions of $199,948, of which $21,850, or 10.93%, was paid to Merrill Lynch for effecting 12.81% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended August 31, 1994, the Fund paid total brokerage commissions of $127,842, of which $11,240, or 8.8%, was paid to Merrill Lynch for effecting 10.7% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the period December 24, 1992 (commencement of operations) to August 31, 1993, the Fund paid total brokerage commissions of $89,810, of which $4,620, or 5.14% was paid to Merrill Lynch for effecting 4.06% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Fund will be benefitted by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts.


     The Fund also may invest in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by such nonaffiliated brokers in connection with comparable transactions.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.


     The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.


     While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 150% under normal conditions, it is impossible to predict portfolio turnover rates. Higher portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on each day during which such Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.



     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.



     The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.



     Option Accounting Principles. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability will be subsequently marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sale are increased by the premium originally received.



                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place orders for the Fund's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT


     Each shareholder whose account is maintained with Financial Data Services, Inc. (the "Transfer Agent") has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.


     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in full and fractional shares of the Fund. Such reinvestment will be at the net asset value per share (i.e., without a sales charge) next determined on the ex-dividend date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account.

     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have the dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, such instructions will be effected.


SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES



     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals for shareholders with Class A or Class D shares with such a value of $10,000 or more.



     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the Fund Class A or Class D shares respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.


RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.


     Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.



     The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.


     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC. ......   High current income consistent with a policy of
                                   limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

MERRILL LYNCH AMERICAS INCOME
  FUND, INC. .................   A high level of current income, consistent with
                                   prudent investment risk, by investing
                                   primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).


MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL BOND
  FUND........................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.



MERRILL LYNCH ARIZONA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.


MERRILL LYNCH ARKANSAS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC. .................   High total investment return, consistent with
                                   prudent risk, from investment in United
                                   States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC. .................   A high level of current income through
                                   investment primarily in United States fixed income securities.


MERRILL LYNCH BALANCED FUND
  FOR INVESTMENT AND
  RETIREMENT, INC. ...........   As high a level of total investment return as
                                   is consistent with a reasonable risk
                                   investing in common stock and other types of securities, including fixed income securities and convertible securities.

MERRILL LYNCH BASIC VALUE
  FUND, INC. .................   Capital appreciation and, secondarily, income
                                   through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.


MERRILL LYNCH CALIFORNIA
  INSURED MUNICIPAL BOND
  FUND........................   A portfolio of Merrill Lynch California
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio consisting primarily of insured California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.


MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch California
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.


MERRILL LYNCH CAPITAL FUND,
  INC. .......................   The highest total investment return consistent
                                   with prudent risk through a fully managed investment policy utilizing equity, debt and convertible securities.


MERRILL LYNCH COLORADO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.



MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE BOND
  FUND, INC. .................   Current income from three separate diversified
                                   portfolios of fixed income securities.


MERRILL LYNCH DEVELOPING
  CAPITAL MARKETS FUND,
  INC. .......................   Long-term capital appreciation through
                                   investments in securities, principally
                                   equities, of issuers in countries having smaller capital markets.


MERRILL LYNCH DRAGON FUND,
  INC. .......................   Capital appreciation primarily through
                                   investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND........   Capital appreciation primarily through
                                   investment in equity securities of
                                   corporations domiciled in Europe.

MERRILL LYNCH FEDERAL
  SECURITIES TRUST............   High current return through investments in U.S.
                                   Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.


MERRILL LYNCH FLORIDA LIMITED
  MATURITY MUNICIPAL BOND
  FUND........................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.



MERRILL LYNCH FLORIDA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management, while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.


MERRILL LYNCH FUND FOR
  TOMORROW, INC. .............   Long-term growth through investment in a
                                   portfolio of good quality securities,
                                   primarily common stock, potentially
                                   positioned to benefit from demographic and cultural changes as they affect consumer markets.

MERRILL LYNCH FUNDAMENTAL
  VALUE PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian)....   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide shareholders with capital appreciation and income by investing in securities, with at least 65% of the portfolio's assets being invested in equities.


MERRILL LYNCH GLOBAL
  ALLOCATION FUND, INC. ......   High total return, consistent with prudent
                                   risk, through a fully managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH GLOBAL BOND FUND
  FOR INVESTMENT AND
  RETIREMENT..................   High total investment return from investment in
                                   a global portfolio of debt instruments
                                   denominated in various currencies and
                                   multinational currency units.

MERRILL LYNCH GLOBAL
  CONVERTIBLE FUND, INC. .....   High total return from investment primarily in
                                   an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

MERRILL LYNCH GLOBAL HOLDINGS,
  INC.
  (residents of Arizona must
  meet investor suitability
  standards...................   The highest total investment return consistent
                                   with prudent risk through worldwide
                                   investment in an internationally diversified portfolio of securities.


MERRILL LYNCH GLOBAL
  OPPORTUNITY PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian)....   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide shareholders with a high total investment return through an investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.


MERRILL LYNCH GLOBAL RESOURCES
  TRUST.......................   Long-term growth and protection of capital from
                                   investment in securities of foreign and
                                   domestic companies that possess substantial natural resource assets.


MERRILL LYNCH GLOBAL SMALLCAP
  FUND, INC. .................   Long-term growth of capital by investing
                                   primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.


MERRILL LYNCH GLOBAL UTILITY
  FUND, INC. .................   Capital appreciation and current income through
                                   investment of at least 65% of its total
                                   assets in equity and debt securities issued by domestic and foreign companies which are primarily engaged in ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT...   Growth of capital and, secondarily, income from
                                   investment in a diversified portfolio of equity securities placing a principal emphasis on those securities which management of the Fund believes to be undervalued.

MERRILL LYNCH HEALTHCARE FUND,
  INC.
  (residents of Wisconsin must
  meet investor suitability
  standards)..................   Capital appreciation through worldwide
                                   investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND.................   Capital appreciation and, secondarily, income
                                   by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC. .................   Capital appreciation by investing primarily in
                                   Latin American equity and debt securities.


MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.



MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management.



MERRILL LYNCH MICHIGAN LIMITED
  MATURITY MUNICIPAL BOND
  FUND........................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.



MERRILL LYNCH MICHIGAN
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.



MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Minnesota personal income taxes as is consistent with prudent investment management.


MERRILL LYNCH MUNICIPAL BOND
  FUND, INC. .................   Tax-exempt income from three separate
                                   diversified portfolios of municipal bonds.


MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND......   Currently the only portfolio of Merrill Lynch
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level as possible of income exempt from Federal income taxes by investing in investment grade obligations with a dollar weighted average maturity of five to twelve years.


MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.



MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.



MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.



MERRILL LYNCH NEW YORK LIMITED
  MATURITY MUNICIPAL BOND
  FUND........................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.



MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management.



MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management.

MERRILL LYNCH OHIO MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.


MERRILL LYNCH OREGON MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.


MERRILL LYNCH PACIFIC
  FUND, INC. .................   Capital appreciation by investing in equity
                                   securities of corporations domiciled in Far
                                   Eastern and Western Pacific countries,
                                   including Japan, Australia, Hong Kong and
                                   Singapore.


MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.



MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management.


MERRILL LYNCH PHOENIX
  FUND, INC. .................   Long-term growth of capital by investing in
                                   equity and fixed income securities, including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.

MERRILL LYNCH QUALITY BOND
  PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian)....   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide shareholders with a high level of current income through investment in a diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


MERRILL LYNCH SHORT-TERM
  GLOBAL INCOME FUND, INC. ...   As high a level of current income as is
                                   consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multi-national currency units and having remaining maturities not exceeding three years.

MERRILL LYNCH SPECIAL VALUE
  FUND, INC. .................   Long-term growth of capital from investments in
                                   securities, primarily equities of relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND...............   Long-term total return from investment in
                                   dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

MERRILL LYNCH TECHNOLOGY FUND,
  INC. .......................   Capital appreciation through worldwide
                                   investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.


MERRILL LYNCH TEXAS MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian)....   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide shareholders with a high current return through investments in U.S. Government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.


MERRILL LYNCH UTILITY INCOME
  FUND, INC. .................   High current income through investment in
                                   equity and debt securities issued by
                                   companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH WORLD INCOME
  FUND, INC. .................   High current income by investing in a global
                                   portfolio of fixed income securities
                                   denominated in various currencies, including multinational currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY ASSETS
  TRUST.......................   Preservation of capital, liquidity and the
                                   highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.


MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND
  (available only for
  exchanges within certain
  retirement plans)...........   Currently the only portfolio of Merrill Lynch
                                   Retirement Series Trust, a series fund, whose objectives are to provide shareholders with current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.


MERRILL LYNCH U.S.A.
  GOVERNMENT RESERVES.........   Preservation of capital, current income and
                                   liquidity available from investing in direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND..................   Preservation of capital, liquidity and current
                                   income through investment exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:


MERRILL LYNCH GOVERNMENT
  FUND........................   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide shareholders with current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.



MERRILL LYNCH INSTITUTIONAL
  FUND........................   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide shareholders with maximum current income consistent with liquidity and the maintenance of a high-quality portfolio of money market securities.



MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND.............   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide shareholders with current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.



MERRILL LYNCH TREASURY FUND...   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide shareholders with current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services--Automatic Reinvestment of Dividends and Distributions" in the Prospectus for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".


TAXES



     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.



     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.



     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.



     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.



     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.



     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.



     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.



     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.



TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS



     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.



     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.



     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts.



     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.



SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS



     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.



     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

                         ------------------------------


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.



     Ordinary income and capital gain dividends may also be subject to state and local taxes.



     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.



     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total returns are determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(ii) the maximum applicable sales charge will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                                                                                            CLASS C
                                                                                                             SHARES
                                                                                                           (FORMERLY
                                                                                                            CLASS B
                                               CLASS A SHARES                   CLASS B SHARES              SHARES)
                                        -----------------------------    -----------------------------    ------------
                                         EXPRESSED       REDEEMABLE       EXPRESSED       REDEEMABLE       EXPRESSED
                                            AS A         VALUE OF A          AS A         VALUE OF A          AS A
                                         PERCENTAGE     HYPOTHETICAL      PERCENTAGE     HYPOTHETICAL      PERCENTAGE
                                         BASED ON A        $1,000         BASED ON A        $1,000         BASED ON A
                                        HYPOTHETICAL     INVESTMENT      HYPOTHETICAL     INVESTMENT      HYPOTHETICAL
                                           $1,000        AT THE END         $1,000        AT THE END         $1,000
                                         INVESTMENT     OF THE PERIOD     INVESTMENT     OF THE PERIOD     INVESTMENT
                                        ------------    -------------    ------------    -------------    ------------
                                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                          (including maximum applicable sales charges)
One Year Ended August 31, 1995.......                                                                         17.28%
Inception (December 24, 1992) to
 August 31, 1995.....................                                                                          6.29%
Inception (October 21, 1994) to
 August 31, 1995.....................       16.71%        $1,142.20          18.35%        $1,156.00
                                                                                                   ANNUAL TOTAL RETURN
                                                                          (excluding maximum applicable sales charges)
One Year Ended August 31, 1995.......                                                                         18.28%
One Year Ended August 31, 1994.......                                                                          1.01%
Inception (December 24, 1992) to
 August 31, 1993.....................                                                                         (1.40)%
Inception (October 21, 1994) to
 August 31, 1995.....................       20.55%        $1,205.50          19.60%        $1,196.00
                                                                                                AGGREGATE TOTAL RETURN
                                                                          (including maximum applicable sales charges)
Inception (December 24, 1992) to
  August 31, 1995....................                                                                         17.80%
Inception (October 21, 1994) to
 August 31, 1995.....................       14.22%        $1,142.20          15.60%        $1,156.00

                                                               CLASS D SHARES
                                                          (FORMERLY CLASS A SHARES)
                                                        -----------------------------
                                        REDEEMABLE       EXPRESSED       REDEEMABLE
                                        VALUE OF A          AS A         VALUE OF A
                                       HYPOTHETICAL      PERCENTAGE     HYPOTHETICAL
                                          $1,000         BASED ON A        $1,000
                                        INVESTMENT      HYPOTHETICAL     INVESTMENT
                                        AT THE END         $1,000        AT THE END
                                       OF THE PERIOD     INVESTMENT     OF THE PERIOD
                                       -------------    ------------    -------------
One Year Ended August 31, 1995.......    $1,172.80          12.90%        $1,129.00
Inception (December 24, 1992) to
 August 31, 1995.....................    $1,178.00           4.97%        $1,139.10
Inception (October 21, 1994) to
 August 31, 1995.....................
One Year Ended August 31, 1995.......    $1,182.80          19.15%        $1,191.50
One Year Ended August 31, 1994.......    $1,010.10           1.82%        $1,018.20
Inception (December 24, 1992) to
 August 31, 1993.....................    $  986.00          (0.90)%       $  991.00
Inception (October 21, 1994) to
 August 31, 1995.....................
Inception (December 24, 1992) to
  August 31, 1995....................    $1,178.00          13.91%        $1,139.10
Inception (October 21, 1994) to
 August 31, 1995.....................


     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on April 30, 1992. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the distribution of the shares within a class will be borne solely by such class. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

     The Manager provided the initial capital for the Fund by purchasing 5,000 Class A (now redesignated Class D) shares of Common Stock and 5,000 Class B (now redesignated Class C) shares of Common Stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund (estimated at approximately $104,725) will be paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets on August 31, 1995 and its shares outstanding on that date is set forth below.



                                                        CLASS A        CLASS B        CLASS C        CLASS D
                                                      -----------    -----------    -----------    -----------
Net Assets.........................................   $21,287,507    $63,748,494    $44,220,150    $13,230,549
                                                      ============   ============   ============   ============
Number of Shares Outstanding.......................     1,825,560      5,593,805      3,880,283      1,136,577
                                                      ============   ============   ============   ============
Net Asset Value Per Share (net assets divided by
  number of shares outstanding)....................   $     11.66    $     11.40    $     11.40    $     11.64
Sales Charge (Class A and Class D shares: 5.25% of
  offering price (5.54% of net asset value per
  share))*.........................................           .65             **             **            .64
                                                      -----------    -----------    -----------    -----------
Offering Price.....................................   $     12.31    $     11.40    $     11.40    $     12.28
                                                      ============   ============   ============   ============


---------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.


INDEPENDENT AUDITORS


     Ernst & Young LLP, 202 Carnegie Center, Princeton, New Jersey 08543-5321, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the Fund's shareholders. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN


     The Chase Manhattan Bank, N.A., Global Securities Services, Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the

Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.


LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORT TO SHAREHOLDERS

     The fiscal year of the Fund ends on August 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Company has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on December 1, 1995.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.



We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



                                                   ERNST & YOUNG LLP


Princeton, New Jersey


September 29, 1995

SCHEDULE OF INVESTMENTS

                                                                                                           Value    Percent of
Industries                 Shares Held                  Stocks & Bonds                     Cost          (Note 1a)  Net Assets
Advertising                     45,000     Interpublic Group of Companies, Inc.        $  1,610,850     $  1,749,375    1.2%


Automotive & Truck              20,000     Ek Chor China Motorcycle Co. Ltd. (ADR)(a)       734,300          397,500    0.3


Banking & Financial             10,000     State Street Boston Corp.                        352,275          368,750    0.3


Beverages                       70,000     The Coca-Cola Co.                              3,849,200        4,497,500    3.2
                                55,000     PepsiCo, Inc.                                  2,198,500        2,488,750    1.7
                                                                                       ------------     ------------  ------
                                                                                          6,047,700        6,986,250    4.9


Chemical Producers              80,000     Duracell International Inc.                    3,469,407        3,570,000    2.5
                                30,000     Great Lakes Chemical Corp.                     1,962,268        1,983,750    1.4
                                                                                       ------------     ------------  ------
                                                                                          5,431,675        5,553,750    3.9


Communications                 100,000   ++Bay Networks Inc.                              3,968,563        4,737,500    3.3


Computers                      100,000   ++Compaq Computer Corp.                          3,762,873        4,775,000    3.3
                                20,000     Hewlett-Packard Co.                            1,514,950        1,600,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          5,277,823        6,375,000    4.4


Consumer Products &            105,000   ++CUC International, Inc.                        2,296,189        3,583,125    2.5
Services


Cosmetics                      100,000     The Gillette Co.                               3,875,150        4,175,000    2.9
                                40,000     International Flavors & Fragrances Inc.        1,814,597        1,915,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,689,747        6,090,000    4.2


Electrical Equipment            10,000     Emerson Electric Co.                             658,040          713,750    0.5


Electronics                     90,000     Intel Corp.                                    4,522,225        5,523,750    3.9

Entertainment                   25,000   ++Viacom, Inc. (Class A)                         1,210,525        1,215,625    0.8
                                40,000     The Walt Disney Co.                            2,415,368        2,245,000    1.6
                                                                                       ------------     ------------  ------
                                                                                          3,625,893        3,460,625    2.4


Financial Services             100,000     The Travelers Group Inc.                       4,443,567        4,800,000    3.4


Food                            10,000     Wrigley (Wm.) Jr. Co. (Class B)                  436,070          451,250    0.3


Food Merchandising              75,000     Albertson's, Inc.                              2,150,222        2,390,625    1.7


Hotel                          100,000     Marriott International, Inc.                   3,394,490        3,550,000    2.5


Household Products              10,000     Colgate-Palmolive Co.                            696,062          680,000    0.5
                                60,000     Procter & Gamble Co.                           3,911,888        4,162,500    2.9
                                                                                       ------------     ------------  ------
                                                                                          4,607,950        4,842,500    3.4

SCHEDULE OF INVESTMENTS (continued)

                          Shares Held/                                                                     Value    Percent of
Industries                Face Amount                   Stocks & Bonds                     Cost          (Note 1a)  Net Assets
Information Processing          35,000     First Financial Management Corp.            $  2,156,956     $  3,154,375    2.2%
                                75,000     General Motors Corp. (Class E)                 3,096,100        3,496,875    2.5
                                                                                       ------------     ------------  ------
                                                                                          5,253,056        6,651,250    4.7


Insurance                       65,000     American International Group, Inc.             4,783,093        5,240,625    3.7


Leisure                         60,000     PolyGram N.V. (ADR) (a)                        2,789,132        3,675,000    2.6


Medical--Technology             30,000   ++Haemonetics Corp.                                751,330          645,000    0.5
                                55,000     Johnson & Johnson                              3,848,050        3,795,000    2.7
                                                                                       ------------     ------------  ------
                                                                                          4,599,380        4,440,000    3.2

Oil Services                    40,000     Schlumberger Ltd.                              2,438,770        2,580,000    1.8


Pharmaceuticals                100,000   ++Amgen, Inc.                                    3,273,581        4,787,500    3.4
                                50,000     Merck & Co., Inc.                              2,388,000        2,493,750    1.7
                               100,000     Pfizer Inc.                                    3,889,338        4,937,500    3.5
                               100,000     Upjohn Co.                                     4,262,940        4,237,500    3.0
                                                                                       ------------     ------------  ------
                                                                                         13,813,859       16,456,250   11.6


Photography                     60,000     Eastman Kodak Co.                              3,209,725        3,457,500    2.4


Pollution Control               70,000     WMX Technologies Inc.                          2,051,425        2,056,250    1.4


Publishing                      10,000   ++Scholastic Corp.                                 455,625          612,500    0.4
                               125,000     Times Mirror Co. (Class A)                     3,407,785        3,828,125    2.7
                                                                                       ------------     ------------  ------
                                                                                          3,863,410        4,440,625    3.1


Restaurant                      25,000     McDonald's Corp.                                 912,925          912,500    0.6


Retail Specialty                35,000     The Pep Boys--Manny, Moe & Jack                1,166,513          962,500    0.7
                             $ 350,000     The Pep Boys--Manny, Moe & Jack,
                                           Convertible Bond, 4% due 9/01/1999               350,000          332,500    0.2
                               165,000   ++Staples Inc.                                   2,450,364        4,207,500    3.0
                               100,000   ++Toys 'R' Us, Inc.                              2,626,260        2,600,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          6,593,137        8,102,500    5.7


Software--Computer              50,000   ++Microsoft Corp.                                4,676,162        4,618,750    3.2


Telecommunications             200,000     MCI Communications Corp.                       4,515,146        4,800,000    3.4


Toys                           150,000     Mattel, Inc.                                   3,553,505        4,350,000    3.1


Travel & Lodging               100,000     Carnival Corporation (Class A)                 2,290,068        2,175,000    1.5


                                           Total Stocks & Bonds                         120,590,372      135,530,000   95.1

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                           Value    Percent of
                           Face Amount          Short-Term Securities                      Cost          (Note 1a)  Net Assets
Commercial Paper*           $5,120,000     General Electric Capital Corp.,
                                           5.82% due 9/01/1995                         $  5,120,000     $  5,120,000    3.6%


US Government &              2,500,000     Federal Home Loan Bank, 5.62% due
Agency Obligations*                        9/26/1995                                      2,490,243        2,490,243    1.8
                             3,000,000     Federal National Mortgage Association,
                                           5.64% due 9/13/1995                            2,994,360        2,994,360    2.1


                                           Total Short-Term Securities                   10,604,603       10,604,603    7.5


Total Investments                                                                      $131,194,975      146,134,603  102.6
                                                                                       ------------
Liabilities in Excess of Other Assets                                                                     (3,647,903)  (2.6)
                                                                                                        ------------  ------
Net Assets                                                                                              $142,486,700  100.0%
                                                                                                        ============  ======


  *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
 ++Non-income producing security.

   See Notes to Financial Statements.



TEN LARGEST HOLDINGS                                            PERCENT OF
(EQUITY INVESTMENTS)                                            NET ASSETS
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .     3.9%
American International Group, Inc.  . . . . . . . . . . . . . .     3.7
Pfizer Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .     3.5
MCI Communications Corp.  . . . . . . . . . . . . . . . . . . .     3.4
The Travelers Group Inc.  . . . . . . . . . . . . . . . . . . .     3.4
Amgen, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .     3.4
Compaq Computer Corp. . . . . . . . . . . . . . . . . . . . . .     3.3
Bay Networks Inc. . . . . . . . . . . . . . . . . . . . . . . .     3.3
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . .     3.2
The Coca-Cola Co. . . . . . . . . . . . . . . . . . . . . . . .     3.2


                                                                PERCENT OF
TEN LARGEST INDUSTRIES                                          NET ASSETS
Pharmaceuticals . . . . . . . . . . . . . . . . . . . . . . . .    11.6%
Retail Speciality . . . . . . . . . . . . . . . . . . . . . . .     5.7
Beverages . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.9
Information Processing. . . . . . . . . . . . . . . . . . . . .     4.7
Computers . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.4
Cosmetics . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.2
Chemical Producers. . . . . . . . . . . . . . . . . . . . . . .     3.9
Electronics . . . . . . . . . . . . . . . . . . . . . . . . . .     3.9
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .     3.7
Household Products. . . . . . . . . . . . . . . . . . . . . . .     3.4


EQUITY PORTFOLIO CHANGES FOR THE QUARTER ENDED
AUGUST 31, 1995

ADDITIONS
*Capital Cities/ABC, Inc.
 Johnson & Johnson
 Merck & Co., Inc.
 Times Mirror Co. (Class A)
 Upjohn Co.
 Viacom, Inc. (Class A)
 The Walt Disney Co.

DELETIONS
 3Com Corp.
*Capital Cities/ABC, Inc.
 Countrywide Credit Industries, Inc.
 Darden Restaurants Inc.
 Electronics Arts, Inc.
 General Mills, Inc.
 Kellogg Co.
 TCI Communications, Inc. (Class A)
 Time Warner Inc.
 Turner Broadcasting System, Inc.

*Added and deleted in the same quarter.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$131,194,975) (Note 1a)                         $146,134,603
                    Receivables:
                      Securities sold                                                      $  4,685,584
                      Capital shares sold                                                       605,651
                      Dividends                                                                 153,323
                      Interest                                                                    7,000        5,451,558
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      45,693
                    Prepaid registration fees and other assets (Note 1f)                                          66,972
                                                                                                            ------------
                    Total assets                                                                             151,698,826
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    8,245,722
                      Capital shares redeemed                                                   275,485
                      Distributor (Note 2)                                                       91,606
                      Investment adviser (Note 2)                                                75,535        8,688,348
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       523,778
                                                                                                            ------------
                    Total liabilities                                                                          9,212,126
                                                                                                            ------------


Net Assets:         Net assets                                                                              $142,486,700
                                                                                                            ============


Net Assets          Class A Shares of capital stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $    182,556
                    Class B Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   559,381
                    Class C Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   388,028
                    Class D Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   113,658
                    Paid-in capital in excess of par                                                         124,581,701
                    Accumulated investment loss--net                                                            (647,006)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 2,368,754
                    Unrealized appreciation on investments--net                                               14,939,628
                                                                                                            ------------
                    Net assets                                                                              $142,486,700
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $21,287,507 and 1,825,560
                             shares of capital stock outstanding                                            $      11.66
                                                                                                            ============
                    Class B--Based on net assets of $63,748,494 and 5,593,805
                             shares of capital stock outstanding                                            $      11.40
                                                                                                            ============
                    Class C--Based on net assets of $44,220,150 and 3,880,283
                             shares of capital stock outstanding                                            $      11.40
                                                                                                            ============
                    Class D--Based on net assets of $13,230,549 and 1,136,577
                             shares of capital stock outstanding                                            $      11.64
                                                                                                            ============


                    See Notes to Financial Statements.

Statement of Operations for the Year Ended August 31, 1995
Investment          Dividends (net of $5,168 foreign withholding tax)                                       $    863,232
Income              Interest and discount earned                                                                 468,462
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               1,331,694
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                                            560,426
                    Account maintenance and distribution fees--Class C (Note 2)                                  409,486
                    Account maintenance and distribution fees--Class B (Note 2)                                  295,005
                    Printing and shareholder reports                                                             143,693
                    Transfer agent fees--Class C (Note 2)                                                        104,571
                    Registration fees (Note 1f)                                                                   97,250
                    Professional fees                                                                             84,708
                    Transfer agent fees--Class B (Note 2)                                                         79,935
                    Accounting services (Note 2)                                                                  72,042
                    Directors' fees and expenses                                                                  25,420
                    Account maintenance fees--Class D (Note 2)                                                    23,581
                    Transfer agent fees--Class D (Note 2)                                                         20,372
                    Amortization of organization expenses (Note 1f)                                               20,308
                    Transfer agent fees--Class A (Note 2)                                                         14,857
                    Custodian fees                                                                                12,471
                    Other                                                                                         14,575
                                                                                                            ------------
                    Total expenses                                                                             1,978,700
                                                                                                            ------------
                    Investment loss--net                                                                        (647,006)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     $  2,630,816
(Loss) on             Foreign currency transactions--net                                            (51)       2,630,765
Investments &                                                                              ------------
Foreign             Change in unrealized depreciation on investments--net                                     15,920,146
Currency                                                                                                    ------------
Transactions        Net Increase in Net Assets Resulting from Operations                                    $ 17,903,905
--Net (Notes 1b,                                                                                            ============
1c, 1e & 3):


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment loss--net                                                   $   (647,006)     $  (214,924)
                    Realized gain on investments and foreign currency
                    transactions--net                                                         2,630,765        2,028,567
                    Change in unrealized depreciation on investments--net                    15,920,146         (964,529)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,903,905          849,114
                                                                                           ------------     ------------


Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                   (81,095)              --
(Note 1g):            Class B                                                                  (445,476)              --
                      Class C                                                                (1,196,817)              --
                      Class D                                                                  (213,366)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                             (1,936,754)              --
                                                                                           ------------     ------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                             70,633,396        2,371,410
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                             86,600,547        3,220,524
                    Beginning of year                                                        55,886,153       52,665,629
                                                                                           ------------     ------------
                    End of year                                                            $142,486,700     $ 55,886,153
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                          October 21, 1994++
                                                                                              to August 31, 1995++++
Increase (Decrease) in Net Asset Value:                                                      Class A         Class B
Per Share           Net asset value, beginning of period                                   $       9.99     $       9.85
Operating                                                                                  ------------     ------------
Performance:          Investment loss--net                                                           --             (.09)
                      Realized and unrealized gain on investments and
                      foreign currency transactions--net                                           1.98             1.95
                                                                                           ------------     ------------
                    Total from investment operations                                               1.98             1.86
                                                                                           ------------     ------------
                    Less distributions from realized gain on investments--net                      (.31)            (.31)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.66     $      11.40
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                           20.55%+++        19.60%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution fees                 1.46%*           1.48%*
Average Net                                                                                ============     ============
Assets:             Expenses                                                                      1.46%*           2.48%*
                                                                                           ============     ============
                    Investment income (loss)--net                                                 0.02%*          (.95)%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $     21,288     $     63,748
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           80.41%           80.41%
                                                                                           ============     ============

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                                  Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Dec. 24,
from information provided in the financial statements.                                 For the Year            1992++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                             1995++++      1994++++        1993++++
Per Share           Net asset value, beginning of period                         $   9.96       $   9.86        $  10.00
Operating                                                                        --------       --------        --------
Performance:          Investment loss--net                                           (.09)          (.05)           (.05)
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                         1.84            .15            (.09)
                                                                                 --------       --------        --------
                    Total from investment operations                                 1.75            .10            (.14)
                                                                                 --------       --------        --------
                    Less distributions from realized gain on
                    investments--net                                                 (.31)            --              --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  11.40       $   9.96        $   9.86
                                                                                 ========       ========        ========


Total Investment    Based on net asset value per share                             18.28%          1.01%          (1.40%)+++
Return:**                                                                        ========       ========        ========


Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                               1.44%          1.35%           1.79%*
                                                                                 ========       ========        ========
                    Expenses                                                        2.44%          2.35%           2.79%*
                                                                                 ========       ========        ========
                    Investment loss--net                                            (.88%)         (.52%)          (.83%)*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $ 44,220       $ 47,263        $ 45,736
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             80.41%        112.68%          64.09%
                                                                                 ========       ========        ========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                                  Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Dec. 24,
from information provided in the financial statements.                                 For the Year            1992++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                             1995++++      1994++++        1993++++
Per Share           Net asset value, beginning of period                         $  10.09       $   9.91        $  10.00
Operating                                                                        --------       --------        --------
Performance:          Investment income (loss)--net                                  (.01)           .03              --
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                         1.87            .15            (.09)
                                                                                 --------       --------        --------
                    Total from investment operations                                 1.86            .18            (.09)
                                                                                 --------       --------        --------
                    Less distributions from realized gain on
                    investments--net                                                 (.31)            --              --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  11.64       $  10.09        $   9.91
                                                                                 ========       ========        ========


Total               Based on net asset value per share                             19.15%          1.82%           (.90%)+++
Investment                                                                       ========       ========        ========
Return:**


Ratios to           Expenses, excluding account maintenance fees                    1.40%          1.33%           1.78%*
Average                                                                          ========       ========        ========
Net Assets:         Expenses                                                        1.65%          1.58%           2.03%*
                                                                                 ========       ========        ========
                    Investment income (loss)--net                                   (.10%)          .31%           (.04%)*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $ 13,231       $  8,623        $  6,930
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             80.41%        112.68%          64.09%
                                                                                 ========       ========        ========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average daily net assets. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment. Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee
Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS


For the year ended August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S
Class A                               $  541        $ 6,693
Class D                               $6,751        $91,433

For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $61,480 and $10,532 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $21,850 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.
Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFDS, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $132,812,639 and $64,906,083, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:

                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains
Long-term investments             $ 2,630,961    $14,939,628
Short-term investments                   (145)            --
Foreign currency transactions             (51)            --
                                  -----------    -----------
Total                             $ 2,630,765    $14,939,628
                                  ===========    ===========

As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $14,933,383, of which $16,062,112 related to appreciated securities and $1,128,729 related to depreciated securities. At August 31, 1995, the aggregate cost of investments for Federal income tax purposes was $131,201,220.

4. Shares of Beneficial Interest:
Net increase in net assets derived from capital share transactions for the years ended August 31, 1995 and August 31, 1994 were $70,633,396 and $2,371,410, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period                       Dollar
Oct. 21, 1994++ to August 31, 1995    Shares        Amount
Shares sold                         2,009,549    $21,624,913
Shares issued to share-
holders in reinvestment
of distributions                        8,261         76,992
                                  -----------    -----------
Total issued                        2,017,810     21,701,905
Shares redeemed                      (192,250)    (2,043,907)
                                  -----------    -----------
Net increase                        1,825,560    $19,657,998
                                  ===========    ===========

++Commencement of Operations.
Class B Shares for the Period                       Dollar
Oct. 21, 1994++ to August 31, 1995    Shares        Amount
Shares sold                         8,004,244    $80,928,047
Shares issued to share-
holders in reinvestment
of distributions                       46,613        427,439
                                  -----------    -----------
Total issued                        8,050,857     81,355,486
Shares redeemed                    (2,444,266)   (24,442,131)
Automatic conversion
of shares                             (12,786)      (131,315)
                                  -----------    -----------
Net increase                        5,593,805    $56,782,040
                                  ===========    ===========

++Commencement of Operations.


Class C Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount
Shares sold                         2,740,277    $27,157,046
Shares issued to share-
holders in reinvestment
of distributions                      115,667      1,060,667
                                  -----------    -----------
Total issued                        2,855,944     28,217,713
Shares redeemed                    (3,721,745)   (36,946,754)
                                  -----------    -----------
Net decrease                         (865,801)   $(8,729,041)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount
Shares sold                         2,123,924    $20,737,115
Shares redeemed                    (2,017,787)   (19,872,529)
                                  -----------    -----------
Net increase                          106,137    $   864,586
                                  ===========    ===========

Class D Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount
Shares sold                           695,327    $ 7,169,960
Automatic conversion
of shares                              12,554        131,315
Shares issued to share-
holders in reinvestment
of distributions                       19,040        177,267
                                  -----------    -----------
Total issued                          726,921      7,478,542
Shares redeemed                      (445,171)    (4,556,143)
                                  -----------    -----------
Net increase                          281,750    $ 2,922,399
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount
Shares sold                           556,921    $ 5,502,292
Shares redeemed                      (401,467)    (3,995,468)
                                  -----------    -----------
Net increase                          155,454    $ 1,506,824
                                  ===========    ===========

As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares. There were 676,497 shares redesignated amounting to $6,699,703. In addition, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class C Shares. There were 2,449,771 shares redesignated amounting to $24,321,655.

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Investment Objective and Policies.......    2
  Portfolio Strategies Involving Options
    and Futures.........................    3
  Other Investment Policies and
    Practices...........................    7
Management of the Fund..................   11
  Directors and Officers................   11
  Management and Advisory
    Arrangements........................   13
Purchase of Shares......................   14
  Alternative Sales Arrangements........   14
  Initial Sales Charge
    Alternatives--Class A and Class D
    Shares..............................   15
  Reduced Initial Sales Charge..........   16
  Distribution Plans....................   20
  Limitations on the Payment of Deferred
    Sales Charges.......................   20
Redemption of Shares....................   21
  Deferred Sales Charge--Class B and
    Class C Shares......................   22
Portfolio Transactions and Brokerage....   23
Determination of Net Asset Value........   25
Shareholder Services....................   26
  Investment Account....................   26
  Automatic Investment Plans............   27
  Automatic Reinvestment of Dividends
    and Capital Gains Distribution......   27
  Systematic Withdrawal Plans--Class A
    and Class D Shares..................   27
  Retirement Plans......................   28
  Exchange Privilege....................   29
Dividends, Distributions and Taxes......   42
  Dividends and Distributions...........   42
  Taxes.................................   42
  Tax Treatment of Options, Futures and
    Forward Foreign Exchange
    Transactions........................   43
  Special Rules for Certain Foreign
    Currency Transactions...............   44
Performance Data........................   45
General Information.....................   46
  Description of Shares.................   46
  Computation of Offering Price Per
    Share...............................   47
  Independent Auditors..................   47
  Custodian.............................   47
  Transfer Agent........................   48
  Legal Counsel.........................   48
  Report to Shareholders................   48
  Additional Information................   48
Report of Independent Auditors..........   49
Financial Statements....................   50
                              Code #16464-1295


(Logo)

Merrill Lynch
Fundamental
Growth Fund, Inc.

STATEMENT OF
ADDITIONAL
INFORMATION


December 21, 1995


Distributor:
Merrill Lynch
Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                          LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                               OR IMAGE IN TEXT
----------------------                          -------------------
Compass plate, circular                   Back cover of Prospectus and
graph paper and Merrill Lynch             back cover of Statement of
logo including stylized market            Additional Information
bull.

                           PART C. OTHER INFORMATION

     (a) FINANCIAL STATEMENTS
       CONTAINED IN PART A:

              Financial Highlights for the period October 21, 1994 (commencement of operations) to August 31, 1995 and for the year ended August 31, 1995 and 1994 and for the period December 24, 1992 (commencement of operations) to August 31, 1993.

       CONTAINED IN PART B:

              Report of Independent Auditors dated September 29, 1995.


              Schedule of Investments, as of August 31, 1995.


              Statement of Assets and Liabilities, as of August 31, 1995.


              Statement of Operations for the year ended August 31, 1995.


              Statements of Changes in Net Assets for the year ended August 31, 1995 and 1994.


              Financial Highlights for the year ended August 31, 1995 and 1994.

              Notes to Financial Statements.

     (b) EXHIBITS


EXHIBIT
NUMBER                                       DESCRIPTION
------       ----------------------------------------------------------------------------
   1(a)  --  Articles of Incorporation of Registrant.(a)
    (b)  --  Articles of Amendment, dated July 7, 1992, to Articles of Incorporation of
             Registrant.(a)
    (c)  --  Articles of Amendment, dated October 17, 1994, to Articles of Incorporation of Registrant.(a)
    (d)  --  Articles of Amendment, dated October 17, 1994, to Articles of Incorporation of Registrant.(a)
    (e)  --  Articles Supplementary, dated October 17, 1994, to Articles of Incorporation of Registrant.(a)
   2     --  By-Laws of Registrant.(a)
   3     --  None.
   4(a)  --  Portions of the Articles of Incorporation and By-Laws of Registrant defining the rights of holders of shares of common stock of Registrant.(b)
   5(a)  --  Management Agreement between Registrant and Merrill Lynch Asset Management,
             L.P.(a)
    (b)  --  Supplement to Investment Advisory Agreement between Registrant and Merrill
             Lynch Asset Management, L.P.(c)
   6(a)  --  Form of Class A Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc.(c)
    (b)  --  Form of Class B Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc.(c)
    (c)  --  Form of Class C Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc. (including Selected Dealers Agreement).(c)
    (d)  --  Form of Class D Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc. (including Selected Dealers Agreement).(c)
   7     --  None.
   8     --  Custody Agreement between Registrant and Chase Manhattan Bank, N.A.(a)
   9(a)  --  Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between Registrant and Merrill Lynch Financial Data Services,
             Inc.(a)
    (b)  --  Agreement between Merrill Lynch & Co., Inc. and Registrant relating to
             Registrant's use of Merrill Lynch name.(a)
  10     --  None.
  11     --  Consent of Ernst & Young LLP, independent auditors for Registrant.
  12     --  None.
  13     --  Certificate of Merrill Lynch Asset Management, L.P.(a)
  14     --  None.
  15(a)  --  Form of Class B Distribution Plan and Class B Distribution Plan
             Sub-Agreement of Registrant.(c)

EXHIBIT
NUMBER                                       DESCRIPTION
------       ----------------------------------------------------------------------------


    (b)  --  Form of Class C Distribution Plan and Class C Distribution Plan
             Sub-Agreement of Registrant.(c)
    (c)  --  Form of Class D Distribution Plan and Class D Distribution Plan
             Sub-Agreement of Registrant.(c)
  16(a)  --  Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item 22.
    (b)  --  Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item 22.
    (c)  --  Schedule for computation of each performance quotation for Class C (formerly
             Class B) shares provided in the Registration Statement in response to Item
             22(a).
    (d)  --  Schedule for computation of each performance quotation for Class D (formerly
             Class A) shares provided in the Registration Statement in response to Item
             22(a).
  17(a)  --  Financial Data Schedule for Class A Shares.
    (b)  --  Financial Data Schedule for Class B Shares.
    (c)  --  Financial Data Schedule for Class C Shares.
    (d)  --  Financial Data Schedule for Class D Shares.


-------------------------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.



(b) Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and
    6), Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17),
    Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement.



(c) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N1-A, filed October 13, 1994.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                                   NUMBER OF
                                                                               RECORD HOLDERS AT
                               TITLE OF CLASS                                  NOVEMBER 30, 1995
----------------------------------------------------------------------------   ------------------
Class A Shares of Common Stock, par value $0.10 per share...................          6,592
Class B Shares of Common Stock, par value $0.10 per share...................         11,854
Class C Shares of Common Stock, par value $0.10 per share...................          5,879
Class D Shares of Common Stock, par value $0.10 per share...................          1,431


-------------------------

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27. INDEMNIFICATION.

     Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A and Class B Distribution Agreements.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940 may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance and (b) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.


     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc.



     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch

U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies: Convertible Holdings Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM and Princeton Services, Inc, ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 1, 1992, for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.



                                       POSITION                  OTHER SUBSTANTIAL BUSINESS,
            NAME                     WITH MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
----------------------------   -------------------------   ---------------------------------------
ML & Co. ...................   Limited Partner             Financial Services Holding Company;
                                                             Limited Partner of FAM
Princeton Services..........   General Partner             General Partner of FAM
Arthur Zeikel...............   President and Director      President of FAM; President and
                                                             Director of Princeton Services;
                                                             Director of Merrill Lynch Funds
                                                             Distributor, Inc. (the
                                                            "Distributor"); Executive Vice
                                                             President of ML & Co.
Terry K. Glenn..............   Executive Vice President    Executive Vice President of FAM;
                                                             Executive Vice President and Director
                                                             of Princeton Services; President and
                                                             Director of the Distributor; Director
                                                             of FDS; President of Princeton
                                                             Administrators, L.P.
Philip L. Kirstein..........   Senior Vice President,      Senior Vice President, General Counsel
                                 General Counsel and         and Secretary of FAM; Senior Vice
                                 Secretary                   President, General Counsel, Director
                                                             and Secretary of Princeton Services;
                                                             Director of the Distributor
Vincent R. Giordano.........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Elizabeth Griffin...........   Senior Vice President       Senior Vice President of FAM
Norman R. Harvey............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
N. John Hewitt..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Ronald M. Kloss.............   Senior Vice President and   Senior Vice President and Controller of
                                 Controller                FAM; Senior Vice President and
                                                             Controller of Princeton Services
Stephen M.M. Miller.........   Senior Vice President       Executive Vice President of Princeton
                                                             Administrators, L.P.
Joseph T. Monagle, Jr. .....   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services

                                       POSITION                  OTHER SUBSTANTIAL BUSINESS,
            NAME                     WITH MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
----------------------------   -------------------------   ---------------------------------------
Gerald M. Richard...........   Senior Vice President and   Senior Vice President and Treasurer of
                                 Treasurer                   FAM; Senior Vice President and
                                                             Treasurer of Princeton Services; Vice
                                                             President and Treasurer of the
                                                             Distributor
Richard L. Rufener..........   Senior Vice President       Senior Vice President of FAM; Vice
                                                             President of the Distributor; Senior
                                                             Vice President of Princeton Services
Ronald L. Welburn...........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Anthony Wiseman.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Graczyk, Fatseas, and Wasel is One Financial Center, Boston, Massachusetts 02111-2665.



                                                  (2)                              (3)
             (1)                        POSITION(S) AND OFFICES           POSITIONS AND OFFICES
             NAME                          WITH DISTRIBUTOR                  WITH REGISTRANT
------------------------------   -------------------------------------   ------------------------
Terry K. Glenn................   President and Director                  Executive Vice President
Arthur Zeikel.................   Director                                President and Trustee
Philip L. Kirstein............   Director                                None
William E. Aldrich............   Senior Vice President                   None
Robert W. Crook...............   Senior Vice President                   None
Kevin P. Boman................   Vice President                          None
Michael J. Brady..............   Vice President                          None
William M. Breen..............   Vice President                          None
                                 Vice President and Assistant
Sharon Creveling..............   Treasurer                               None
Mark A. DeSario...............   Vice President                          None
James T. Fatseas..............   Vice President                          None
Stanley Graczyk...............   Vice President                          None
Debra W. Landsman-Yaros.......   Vice President                          None
Michelle T. Lau...............   Vice President                          None
Gerald M. Richard.............   Vice President and Treasurer            Treasurer
Richard L. Rufener............   Vice President                          None
Salvatore Venezia.............   Vice President                          None
William Wasel.................   Vice President                          None
Robert Harris.................   Secretary                               None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.


     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


     (d) The Fund, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 21ST DAY OF DECEMBER, 1995.


                                             MERRILL LYNCH FUNDAMENTAL
                                              GROWTH FUND, INC.
                                                        (Registrant)


                                             By      /s/  ARTHUR ZEIKEL
                                               ---------------------------------
                                                  (Arthur Zeikel, President)


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                  SIGNATURE                               TITLE                     DATE
---------------------------------------------    ------------------------    ------------------
           /s/  ARTHUR ZEIKEL                    President and Director       December 21, 1995
---------------------------------------------      (Principal Executive
               (Arthur Zeikel)                     Officer)

            /s/  GERALD M. RICHARD               Treasurer (Principal         December 21, 1995
---------------------------------------------      Financial and
             (Gerald M. Richard)                   Accounting Officer)

                                                 Director
---------------------------------------------
                (Joe Grills)

               WALTER MINTZ*                     Director
---------------------------------------------
               (Walter Mintz)

              MELVIN R. SEIDEN*                  Director
---------------------------------------------
             (Melvin R. Seiden)

             STEPHEN B. SWENSRUD*                Director
---------------------------------------------
            (Stephen B. Swensrud)

                 HARRY WOOLF*                    Director
---------------------------------------------
                (Harry Woolf)

       *By /s/  ARTHUR ZEIKEL                                                 December 21, 1995
---------------------------------------------
      (Arthur Zeikel, Attorney-in-Fact)

                                 EXHIBIT INDEX


   EXHIBIT                                                                                  PAGE
   NUMBER                                         DESCRIPTION                              NUMBER
   ------              ------------------------------------------------------------------  ------
      1(a)      --     Articles of Incorporation of Registrant.(a)
       (b)      --     Articles of Amendment, dated July 7, 1992, to Articles of
                       Incorporation of Registrant.(a)
       (c)      --     Articles of Amendment, dated October 17, 1994, to Articles of
                       Incorporation of Registrant.(a)
       (d)      --     Articles of Amendment, dated October 17, 1994, to Articles of
                       Incorporation of Registrant.(a)
       (e)      --     Articles Supplementary, dated October 17, 1994, to Articles of
                       Incorporation of Registrant.(a)
      2         --     By-Laws of Registrant.(a)
      5(a)      --     Management Agreement between Registrant and Merrill Lynch Asset
                       Management, L.P.(a)
      8         --     Custody Agreement between Registrant and Chase Manhattan Bank,
                       N.A.(a)
      9(a)      --     Transfer Agency, Dividend Disbursing Agency and Shareholder
                       Servicing Agency Agreement between Registrant and Merrill Lynch
                       Financial Data Services, Inc.(a)
       (b)      --     Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant's use of Merrill Lynch name.(a)
     11         --     Consent of Ernst & Young LLP independent auditors for Registrant
     13         --     Certificate of Merrill Lynch Asset Management, L.P.(a)
     16(a)      --     Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item
                       22
       (b)      --     Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item
                       22
       (c)      --     Schedule for computation of each performance quotation for Class C
                       (formerly Class B) shares provided in the Registration Statement in response to Item 22.(a)
       (d)      --     Schedule for computation of each performance quotation for Class D
                       (formerly Class A) shares provided in the Registration Statement in response to Item 22.(a)
     17(a)      --     Financial Data Schedule for Class A Shares
       (b)      --     Financial Data Schedule for Class B Shares
       (c)      --     Financial Data Schedule for Class C Shares
       (d)      --     Financial Data Schedule for Class D Shares


---------------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                            ------------------------

                  Supplement to Prospectus dated December 21, 1995

                            ----------------------------

                            FOR USE IN THE STATE OF OHIO

     Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. Consequently, to the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities of issuers having a record, together with predecessors, of less than three years of continuous operations.

Code #16464-1295OH